UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 18, 2007

MODENA 1, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

000-50493

98-0412431

(State or other

(Commission File Number)

 (IRS Employer ID No.)

jurisdiction of Incorporation)

18 Wynford Drive, Suite 610, Toronto, Ontario M3C 3S2

(647) 435-9852

(Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 18, 2007, Modena 1, Inc. (the “Registrant”) changed its principal independent accountants.  On such date, the Registrant dismissed SF Partnership, LLP from serving as the Registrant’s principal independent accountants, and retained Walker & Company, LLP as its principal independent accountants.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Termination of SF Partnership, LLP

SF Partnership, LLP was the independent registered public accounting firm from April 11, 2005 until its dismissal on July 18, 2007.  None of SF Partnership, LLP’s reports on the Registrant’s financial statements during such time period and until July 18, 2007, (a) contained an adverse opinion or disclaimer of opinion, or (b) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the principal independent accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which SF Partnership, LLP served as the Registrant’s principal independent accountants.

The Registrant has provided SF Partnership, LLP with a copy of this disclosure and has requested that SF Partnership, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  The Registrant has requested SF Partnership, LLP to provide the letter so that it can be filed with the SEC within ten business days after the filing of the report, and such letter shall be filed by the Registrant within two business days after receipt.

The Engagement of Walker & Company, LLP

Prior to July 18, 2007, the date that Walker & Company, LLP was retained as the principal independent accountants of the Registrant:  (1) The Registrant did not consult Walker & Company, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;   (2) Neither a written report nor oral advice was provided to the Registrant by Walker & Company, LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and  (3) The Registrant did not consult Walker & Company, LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of business acquired:

None

(b)

Exhibits

NUMBER

 EXHIBIT

16.1

Letter from SF Partnership, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modena I, Inc.

By: /s/Sang-Ho Kim

Sang-Ho Kim,

President and CEO

Dated: July 18, 2007